Investor Update

First Quarter 2014



frontier

May 6, 2014

Safe Harbor Statement

Forward-Looking Language

This document contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the financial statements. Statements that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. Words such as "believe," "anticipate," "expect" and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) are only predictions or statements of current plans, which we review continuously. Forward-looking statements may differ from actual future results due to, but not limited to, and our future results may be materially affected by, the following potential risks or uncertainties. You should understand that it is not possible to predict or identify all potential risks or uncertainties. We note the following as a partial list: our ability to complete the acquisition of the Connecticut operations from AT&T; the ability to successfully integrate the Connecticut operations of AT&T into our existing operations; the risk that the cost savings from the AT&T Transaction may not be fully realized or may take longer to realize than expected; the sufficiency of the assets to be acquired from AT&T to enable the combined company to operate the acquired business; failure to enter into or obtain, or delays in entering into or obtaining, certain agreements and consents necessary to operate the acquired business as planned; the failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory approvals for the AT&T Transaction; the effects of increased expenses incurred due to activities related to the AT&T Transaction; disruption from the AT&T Transaction making it more difficult to maintain relationships with customers or suppliers; the effects of greater than anticipated competition from cable, wireless and other wireline carriers that could require us to implement new pricing, marketing strategies or new product or service offerings and the risk that we will not respond on a timely or profitable basis; reductions in the number of our voice customers that we cannot offset with increases in broadband subscribers and sales of other products and services; our ability to maintain relationships with customers, employees or suppliers; the effects of ongoing changes in the regulation of the communications industry as a result of federal and state legislation and regulation, or changes in the enforcement or interpretation of such legislation and regulation; the effects of any unfavorable outcome with respect to any current or future legal, governmental or regulatory proceedings, audits or disputes; the effects of changes in the availability of federal and state universal service funding or other subsidies to us and our competitors; our ability to successfully adjust to changes in the communications industry and to implement strategies for growth; continued reductions in switched access revenues as a result of regulation, competition or technology substitutions; our ability to effectively manage service quality in our territories and meet mandated service quality metrics; our ability to successfully introduce new product offerings, including our ability to offer bundled service packages on terms that are both profitable to us and attractive to customers; the effects of changes in accounting policies or practices adopted voluntarily or as required by generally accepted accounting principles or regulations; our ability to effectively manage our operations, operating expenses and capital expenditures, and to repay, reduce or refinance our debt; the effects of changes in both general and local economic conditions on the markets that we serve, which can affect demand for our products and services, customer purchasing decisions, collectability of revenues and required levels of capital expenditures related to new construction of residences and businesses; the effects of technological changes and competition on our capital expenditures, products and service offerings, including the lack of assurance that our network improvements in speed and capacity will be sufficient to meet or exceed the capabilities and quality of competing networks; the effects of increased medical expenses (including as a result of the impact of the Patient Protection and Affordable Care Act) and pension and postemployment expenses, such as retiree medical and severance costs, and related funding requirements; the effects of changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments; our ability to successfully renegotiate union contracts; changes in pension plan assumptions and/or the value of our pension plan assets, which could require us to make increased contributions to the pension plan in 2014 and beyond; the effects of economic downturns, which could result in difficulty in collection of revenues and loss of customers; adverse changes in the credit markets or in the ratings given to our debt securities by nationally accredited ratings organizations, which could limit or restrict the availability, or increase the cost, of financing to us; our cash flow from operations, amount of capital expenditures, debt service requirements, cash paid for income taxes and liquidity may affect our payment of dividends on our common shares; the effects of state regulatory cash management practices that could limit our ability to transfer cash among our subsidiaries or dividend funds up to the parent company; and the effects of severe weather events such as hurricanes, tornadoes, ice storms or other natural or man-made disasters, which may increase our operating expenses or adversely impact customer revenue. These and other uncertainties related to our business are described in greater detail in our filings with the Securities and Exchange Commission, including our reports on Forms 10-K and 10-Q, and the foregoing information should be read in conjunction with these filings. We undertake no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statement, whether as a result of new information, future events or otherwise unless required to do so by securities laws.

Non-GAAP Financial Measures

The Company uses certain non-GAAP financial measures in evaluating its performance. These include non-GAAP adjusted net income attributable to common shareholders of Frontier, free cash flow, or "operating cash flow," which we define as operating income plus depreciation and amortization ("EBITDA"), and Adjusted EBITDA; a reconciliation of the differences among EBITDA, Adjusted EBITDA and free cash flow and the most comparable financial measures calculated and presented in accordance with GAAP is included in the appendix. The non-GAAP financial measures are by definition not measures of financial performance under GAAP and are not alternatives to operating income or net income reflected in the statement of operations or to cash flow as reflected in the statement of cash flows and are not necessarily indicative of cash available to fund all cash flow needs. The non-GAAP financial measures used by the Company may not be comparable to similarly titled measures of other companies.

The Company believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company's financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures, (i) together provide a more comprehensive view of the Company's core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation and planning decisions and, (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations. In addition, the Company believes that free cash flow, EBITDA and Adjusted EBITDA, as the Company defines them, can assist in comparing performance from period to period, without taking into account factors affecting cash flow reflected in the statement of cash flows, including changes in working capital and the timing of purchases and payments.

The Company has shown adjustments to its financial presentations to exclude certain costs because investors have indicated to management that such adjustments are useful to them in assessing the Company and its results of operations. These adjustments are detailed in the Appendix for the reconciliation of free cash flow, EBITDA and Adjusted EBITDA.

Management uses these non-GAAP financial measures to (i) assist in analyzing the Company's underlying financial performance from period to period, (ii) evaluate the financial performance of its business units, (iii) analyze and evaluate strategic and operational decisions, (iv) establish criteria for compensation decisions, and (v) assist management in understanding the Company's ability to generate cash flow and, as a result, to plan for future capital and operational decisions. Management uses these non-GAAP financial measures in conjunction with related GAAP financial measures. These non-GAAP financial measures have certain shortcomings. In particular, free cash flow does not represent the residual cash flow available for discretionary expenditures, since items such as debt repayments and dividends are not deducted in determining such measure. EBITDA has similar shortcomings as interest, income taxes, capital expenditures, debt repayments and dividends are not deducted in determining this measure. Management compensates for the shortcomings of these measures by utilizing them in conjunction with their comparable GAAP financial measures. The information in this document should be read in conjunction with the financial statements and footnotes contained in our documents filed with the U.S. Securities and Exchange Commission.

Note: Numbers are rounded and may not sum. On pages 5, 14 and 16 all prior period Revenues and Adjusted EBITDA exclude Mohave Cellular Limited Partnership results, which was sold on April 1, 2013.

Earnings Call Agenda

- Strategic Overview — Maggie Wilderotter, Chairman and CEO
- Operational Results — Dan McCarthy, President and COO
- Financial Results — John Jureller, EVP and CFO

Note: Numbers are rounded and may not sum. On pages 5, 14 and 16 all prior period Revenues and Adjusted EBITDA exclude Mohave Cellular Limited Partnership results, which was sold on April 1, 2013. On pages 5, 14, 15 and 22 all prior period Residential and Business revenues and related ARPCs have been revised from the previously disclosed amounts to reflect the reclassification of certain revenues from residential to business.

Strategic and Operating Achievements

First Quarter Results

- Record broadband net adds of 37,158
- Residential broadband net adds improved almost 50% sequentially
- Residential customer loss rate improved by almost 50% vs. 2013
- Accelerated customer migration to higher speed tiers
- Maintained sustainable dividend payout ratio
- Stable sequential recurring revenues in Q1


Customer Revenue
$ Millions
$1,055
$1,052
$1,050
$1,045
$1,021
$507
$505
$506
$502
$496
$549
$547
$544
$543
$525
1Q13
2Q13
3Q13
4Q13
1Q14
Business Revenue
Residential Revenue

frontier

Frontier's Strategy

- Stabilize current and grow new revenues
- Optimize cost structure
- Deliver strong Free Cash Flow
- Maintain a sustainable dividend payout ratio

Frontier's Go-to-Market Approach

- Lead with Broadband
- Sell bundled products
- Provide simple offers and choice
- Upgrade customers to more products and higher broadband speeds
- Innovate with new products and services
  - Frontier Secure
  - Frontier AnyWare
  - Dropcam
  - Ethernet
- Improve the customer experience
- On-going Local Engagement activities

Key Strategic and Operating Objectives

Lead with Broadband

- 5th consecutive quarter of strong broadband momentum
- Over 30% of additions above the basic speed tier
- Strong Frontier Secure attach rate
- Increased Residential broadband market share in 91% of markets
- 88% of Q1 Residential customer gross adds included broadband
- Substantial opportunity remains to grow broadband market share



Broadband Net Adds
Units 000s
5.3
28.2
29.5
26.8
27.8
37.2
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14

Key Strategic and Operating Objectives

Drive Revenue Growth

- Balance customer retention with revenue objectives
- Products and pricing that provide customers with choice
- Customer share growth positively impacts revenue trends
- Wireless backhaul declines are estimated to stabilize in the back half of the year

Data, Internet and Voice Services Revenue

$ Millions



$981
$981
$981
$968
$944
$526
$514
$510
$495
$482
$233
$236
$234
$232
$219
$221
$231
$237
$241
$242
1Q13
2Q13
3Q13
4Q13
1Q14
Voice Services
Non-Switched Data Services
Data Services

Key Strategic and Operating Objectives

Keep Customers

- Best Residential customer performance since 2010
- Gained Residential broadband share in 91% of our markets in Q1
- Improved Residential churn in Q1
- Business market share stable



Customer Losses
Units 000s
(45.1)
(5.3)
(27.8)
(5.1)
(16.3)
(2.9)
(20.7)
(3.5)
(18.7)
(3.9)
(9.6)
(4.4)
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
Residential
Business

Key Strategic and Operating Objectives

Simplification & Cost Savings

- Sequential uptick in expenses as expected, due to seasonal compensation expenses
- Favorable expense comparisons versus Q1 2013
- Expense management and improvements are business-as-usual and part of Frontier's culture



Adjusted EBITDA Margin
46.6 %
46.8 %
46.3 %
48.3 %
45.2 %
1Q13
2Q13
3Q13
4Q13
1Q14

Operational Review

Residential and Business


Sequential Customers
(1.5)% (1.8)%
(1.0)% (1.8)%
(0.6)% (1.0)%
(0.7)% (1.3)%
(0.7)% (1.4)%
(0.3)% (1.6)%
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
Residential
Business


Year-over-Year Customers
(7.0)% (7.7)%
(5.9)% (7.0)%
(4.6)% (6.2)%
(3.8)% (5.7)%
(2.9)% (5.4)%
(2.3)% (5.2)%
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
Residential
Business

- Over 30% of Broadband gross adds obtained through alternate channels
- CPE seasonality in Q1 expected to improve in Q2
- Strong initial interest in Frontier AnyWare
- Wireless backhaul revenue nearing end of transition

frontier

Operational Review

Progress with Network

- Broadband availability increased by 59,000 households in Q1
  - 5,600 CAF households completed in Q1
  - Broadband availability at 90% of homes passed
- Gigabit Ethernet availability in 88% of Central Offices
- Over 30% of Q1 Broadband sales and upgrades were above basic speed tier
  - Experienced inflection point in uptake of higher speeds in Q1
- Broadband speed capabilities reached significant milestones in Q1 2014:
  - 61% of households are capable of 20 Mbps or more
  - 74% of households capable of 12 Mbps
  - 83% of households capable of 6 Mbps

Revenues


Total Revenue Mix
$ Millions
Customer Revenue
Regulatory
$142
$139
$135
$135
$133
$1,055
$1,052
$1,050
$1,045
$1,021
1Q13
2Q13
3Q13
4Q13
1Q14


Customer Revenue
$ Millions
Business
Residential
$507
$505
$506
$502
$496
$549
$547
$544
$543
$525
1Q13
2Q13
3Q13
4Q13
1Q14

- Customer revenue declined 2.3% sequentially
- Broadband unit and market share improvement continues
- Residential revenue declined 1.1% sequentially
- Business revenue declined 3.4% sequentially

frontier

Residential and Business ARPC


Residential ARPC
$58.79
$59.06
$59.50
$59.44
$59.07
1Q13
2Q13
3Q13
4Q13
1Q14


Business ARPC
$645
$652
$657
$664
$652
1Q13
2Q13
3Q13
4Q13
1Q14

- Residential ARPC +0.5% year-over-year
- Business ARPC +1.0% year-over-year

Operating Expenses

Maintaining Industry-leading Margins

$ Millions	1Q13	2Q13	3Q13	4Q13	1Q14
Total Cash Operating Expenses	$643	$633	$636	$610	$633
Adjusted EBITDA Margin	46.6 %	46.8 %	46.3 %	48.3 %	45.2 %

Free Cash Flow / Dividend Payout



$ Millions
$1,000
$800
$600
$400
$200
$928
$819
$836
$862
$891
$399
$400
$400
$400
$401
1Q13
2Q13
3Q13
4Q13
1Q14
Trailing 4 Quarters Free Cash Flow
Annualized Dividend

- Q1 and trailing four quarter cash flows remain strong
- Q1 2014 Dividend payout ratio was 43%

Credit and Liquidity

Net Leverage


Net Debt / LTM EBITDA
3.18x
3.17x
3.23x
3.26x
4Q11
4Q12
4Q13
1Q14

March 31, 2014

$ Millions

Cash & Equivalents	$954
Restricted Cash	13
Credit Facility	750
Total Liquidity	$1,718
Total Debt	$8,128
LTM Adj. EBITDA	$2,198
Leverage Ratio [1]	3.26x

- Leverage (Net Debt / Adj EBITDA) for 1Q14 at 3.26x
- $1.72B of liquidity at the end of Q1
- Total Debt declined by approximately $300 million from Q1 2013

Note: (1) Calculation excludes non-current restricted cash of $2 million.

Debt Profile

- $200 million of debt matured in May 2014; repaid with cash on hand
- $1.9 billion Bridge Facility in place for Connecticut acquisition (not included in Debt Maturity Profile below)


Frontier Debt Maturity Profile
March 31, 2014
Principal Amount ($ Millions)
$1,500
$1,250
$1,000
$750
$500
$250
$-
Undrawn $750 Revolver
FTR Debt
$245
$263
$750
$348
$610
$584
$435
$1,022
$501
$501
$851
$751
$139
$3
$347
$200
$50
$14
$1,264
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031+

Guidance Reaffirmed

$ Millions	2014	
	Low	High
Leveraged Free Cash Flow [1]	$725	$775
Capital Expenditures [1]	$575	$625
Cash Taxes [2]	$130	$160
Integration Operating Expenses	$140	$170
Integration Capital Expenditures	$85	$105

Notes: (1) Acquisition and integration costs for the pending AT&T Connecticut transaction are excluded from this guidance; (2) Based on our current business operations and our estimated pre-close integration expenditures.

Appendix



Non-GAAP Reconciliation

Quarterly Revenue

$ Millions	1Q13	% Chg	2Q13	% Chg	3Q13	% Chg	4Q13	% Chg	1Q14
Residential Revenue Excluding Mohave partnership	$507	(0.3)%	$505	0.1 %	$506	(0.8)%	$502	(1.1)%	$496
Business Revenue	549	(0.4)%	547	(0.4)%	544	(0.2)%	543	(3.4)%	525
Total Customer Revenue	$1,055	(0.3)%	$1,052	(0.2)%	$1,050	(0.5)%	$1,045	(2.3)%	$1,021
Switched Access and Subsidy Revenue	142	(2.5)%	139	(2.5)%	135	0.2 %	135	(1.8)%	133
Total Revenue Excluding Mohave partnership	**$1,198**	(0.6)%	**$1,191**	(0.4)%	**$1,185**	(0.4)%	**$1,180**	(2.2)%	**$1,154**
Mohave partnership Revenue	$8		-		-		-		-
Reported Total Revenue	**$1,205**	(1.2)%	**$1,191**	(0.4)%	**$1,185**	(0.4)%	**$1,180**	(2.2)%	**$1,154**

Non-GAAP Reconciliation

Three Months Ended:	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014
$ Millions					
Operating Cash Flow					
Operating income	$ 251	$ 266	$ 206	$ 258	$ 226
Add back:					
Depreciation and amortization	304	298	286	282	281
Operating cash flow (EBITDA)	$ 554	$ 564	$ 492	$ 540	$ 507
Add back:					
Non-cash pension/OPEB costs	5	4	14	15	3
Pension settlement costs	-	-	40	4	-
Severance costs	2	4	3	2	0
Acquisition and integration costs	-	-	-	10	11
Subtract:					
Gain on Sale of Mohave partnership interest	-	15	-	-	-
Operating income, as adjusted	$ 258	$ 259	$ 263	$ 288	$ 240
Operating cash flow, as adjusted (Adjusted EBITDA)	$ 562	$ 557	$ 549	$ 570	$ 521
Add back:					
Interest and dividend income	2	0	0	0	1
Stock-based compensation	4	5	4	4	6
Subtract:					
Cash paid (received) for income taxes (refunds)	1	83	(1)	11	(5)
Capital expenditures - Business operations	189	138	158	151	135
Interest expense	171	167	164	164	163
Free cash flow	$ 206	$ 176	$ 232	$ 248	$ 235

Note: Adjusted EBITDA, less Mohave partnership Adjusted EBITDA of $4 million results in Adjusted EBITDA excluding the Mohave partnership of $558 million for the three months ended March 31, 2013.

frontier

Non-GAAP Reconciliation

Three Months Ended: *$ Millions*	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014
Total Operating Expenses to Cash Operating Expenses					
Total operating expenses	**$ 955**	**$ 939**	**$ 979**	**$ 923**	**$ 928**
Subtract:					
Depreciation and amortization	304	298	286	282	281
Acquisition and integration costs	-	-	-	10	11
Pension/OPEB costs (non-cash)	5	4	14	15	3
Pension settlement costs	-	-	40	4	-
Severance costs	2	4	3	2	0
Cash Operating Expenses	**$ 643**	**$ 633**	**$ 636**	**$ 610**	**$ 633**

Note: Total operating expenses, less Mohave partnership operating expenses of $4 million results in Total operating expenses excluding the Mohave partnership of $951 million and Cash operating expenses of $640 million for the three months ended March 31, 2013.

Frontier Communications Corp.

(NASDAQ: **FTR**)

Investor Relations
Frontier Communications Corp.
3 High Ridge Park
Stamford, CT 06905
203.614.4606
IR@FTR.com